SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

      /X/    Preliminary Proxy Statement
      / /    Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(e)2))
      / /    Definitive Proxy Statement
      / /    Definitive Additional Materials
      / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                              THE LEHIGH GROUP INC.
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

      Payment of filing fee (check the appropriate box):

      /X/    No fee required.

      / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11.

      (1)    Title of each class of securities to which transaction applies:

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      (2)    Aggregate number of securities to which transaction applies:

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      (3)    Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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      (4)    Proposed maximum aggregate value of transaction:


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      (5)    Total fee paid:

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      / /    Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)    Amount Previously Paid:

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      (2)    Form, Schedule or Registration Statement no.:



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      (3)    Filing Party:

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      (4)    Date Filed:

                              THE LEHIGH GROUP INC.

                               810 SEVENTH AVENUE

                                   27TH FLOOR

                            NEW YORK, NEW YORK 10019

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held on August [ ], 1997

               NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of The Lehigh Group Inc. ("Lehigh") will be held on August [ ], 1997, at [The Chase Manhattan Bank, 410 Park Avenue, New York, New York 10022] at 11:00 a.m., Eastern Time (the "Special Meeting"), for the following purposes:

               1. To consider and to vote on a proposal to effect a 1-for-30 reverse stock split (the "Reverse Split") of the common stock, par value $.001 per share, of Lehigh (the "Lehigh Common Stock"). Approval of the Reverse Split will also constitute approval of an amendment to the Restated Certificate of Incorporation of Lehigh to give effect to the Reverse Split;

               2. To consider and to approve The Lehigh Group Inc. Stock Option, Stock Appreciation Rights and Restricted Stock Plan (the "Stock Option Plan"); and

               3. To consider and to approve The Lehigh Group Inc. Incentive Compensation Plan (the "Incentive Compensation Plan").

               4. To transact such other business as may properly come before the meeting.

               The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

               Only stockholders of record at the close of business on August [ ], 1997 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

               All stockholders are invited to attend the Special Meeting in person. Approval of the Reverse Split will require the affirmative vote of a majority of the votes to which all of the outstanding shares of Lehigh Common Stock and Lehigh's Series A Convertible Preferred Stock, par value $.001 (the "Lehigh Preferred Stock"), voting together as a single class are entitled, provided, however, that each share of Lehigh Preferred Stock will have 250 votes. Approval of the Stock Option Plan and the Incentive Compensation Plan will require the affirmative vote of a majority of the votes cast by all stockholders represented at the Special Meeting and entitled to vote thereon provided, however, that each share of Lehigh Preferred Stock will have 250 votes.

               THE BOARD OF DIRECTORS OF LEHIGH RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE REVERSE SPLIT AND THE OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   Robert A. Bruno
                                   Secretary

New York, New York
August [  ], 1997

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                             YOUR VOTE IS IMPORTANT

               To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. To revoke a proxy, you must submit to the Secretary of Lehigh prior to voting, either a signed instrument of revocation or a duly executed proxy bearing a date or time later than the proxy being revoked. If you attend the meeting, you may vote in person even if you previously returned a proxy.

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

                              THE LEHIGH GROUP INC.

                               810 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                             ----------------------

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF STOCKHOLDERS

                                August [ ], 1997

                             ----------------------

                                  INTRODUCTION

               This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of The Lehigh Group Inc., a Delaware corporation ("Lehigh"), to be used at the Special Meeting of Stockholders of Lehigh to be held on August [ ] 1997 at 11:00 a.m. Eastern Time at [The Chase Manhattan Bank, 410 Park Avenue, New York, New York 10022] and at any adjournments thereof (the "Special Meeting"). The principal executive offices of Lehigh are located at 810 Seventh Avenue, New York, New York 10019. This Proxy Statement and the accompanying form of proxy is first being mailed to stockholders of Lehigh on or about August [ ].

               At the Special Meeting the stockholders of Lehigh will consider and vote on Proposal No. 1 (the "Reverse Split Proposal"), a proposed 1-for-30 reverse stock split (the "Reverse Split") of the Common Stock, $.001 par value per share (the "Lehigh Common Stock"), of Lehigh. As a result of the Reverse Split, each thirty (30) shares of Lehigh Common Stock will be converted into one
(1) share of Lehigh Common Stock and each share of Lehigh's Series A Convertible Preferred Stock, par value $.001 (the "Lehigh Preferred Stock" and collectively with the Lehigh Common Stock, the "Stock") which is currently convertible into 250 shares of Lehigh Common Stock and has a like number of votes per share, voting together with the Lehigh Common Stock, will automatically be adjusted so that, after the Reverse Split, each such share shall be convertible into 8 1/3 shares of Lehigh Common Stock, and will have a like number of votes per share, voting together with the Lehigh Common Stock.

               Approval of the Reverse Split shall also constitute approval of an amendment (the "Amendment") to Lehigh's Restated Certificate of
Incorporation, as amended (the "Restated Certificate of Incorporation"), to provide for such Reverse Split, which amendment shall be filed promptly after the Special Meeting. The Reverse Split shall be effective upon such filing.

               At the Special Meeting, the stockholders of Lehigh will also vote on Proposal No. 2, the approval of The Lehigh Group Inc. Stock Option, Stock Appreciation Rights and Restricted Stock Plan (the "Stock Option Plan"), Proposal No. 3, the approval of The Lehigh Group Inc. Incentive

Compensation Plan (the "Incentive Compensation Plan"), and such other business as may properly come before the Special Meeting or any adjournments thereof.

                        RECORD DATE AND VOTING SECURITIES

               Only stockholders of record at the close of business on August [ ], 1997, the record date (the "Record Date") for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof. As of the close of business on the Record Date, there were outstanding [ ] shares of Lehigh Common Stock and [ ] shares of Lehigh Preferred Stock. Each outstanding share of Lehigh Common Stock is entitled to one vote and each outstanding share of Lehigh Preferred Stock is entitled to 250 votes. Such outstanding shares of the Stock present in person or by Proxy representing one third of the votes to which all of the outstanding shares of Stock are entitled to vote (provided, however, that each share of Lehigh Preferred Stock will have 250 votes) is required for a quorum.

               At the Special Meeting, approval of the Reverse Split will require the affirmative vote of a majority of the votes to which all of the outstanding shares of Lehigh Common Stock and the Lehigh Preferred Stock voting together as a single class are entitled, provided, however, that each share of Lehigh Preferred Stock will have 250 votes. Approval of the Stock Option Plan and the Incentive Compensation Plan will require the affirmative vote of a majority of the votes cast by all stockholders represented at the Special Meeting and entitled to vote thereon, provided, however, that each share of Lehigh Preferred Stock will have 250 votes.

                                VOTING OF PROXIES

               Shares of Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Stock represented thereby will be voted in favor of the following proposals: (1) the Reverse Split and the adoption of the Amendment to the Restated Certificate of Incorporation which will amend the current Restated Certificate of Incorporation to effect the Reverse Split of the Lehigh Common Stock; (2) the approval of the Stock Option Plan; (3) the approval of the Incentive Compensation Plan; and (4) such other business as may properly come before the Special Meeting or any adjournments thereof. The execution of a Proxy will in no way affect a stockholder's right to attend the Special Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice of revocation given to the Secretary of Lehigh prior to the vote to be taken at the Special Meeting, by execution of a subsequent Proxy that is presented at the Special Meeting, or by voting in person at the Special Meeting, in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" will have the same legal effect as a vote against the Reverse Split. However, Broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast, such as approval of the Stock Option Plan and Incentive Compensation Plan, and, therefore, do not have the effect of votes in opposition in such tabulations.

               The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by Lehigh. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph, overnight courier and personal interview by officers, directors and employees of Lehigh. Lehigh will, upon request, reimburse brokerage houses and persons holding Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO MARK, SIGN AND DATE THE RESPECTIVE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR VOTES CAN BE RECORDED.

                        PROPOSAL NO. 1--THE REVERSE SPLIT

               The stockholders of Lehigh are being asked to approve the Reverse Split of the Lehigh Common Stock at a 1-to-30 ratio, pursuant to which each thirty (30) shares of Lehigh Common Stock would be converted into one (1) share of Lehigh Common Stock. The Lehigh Preferred Stock would not be converted. However, in accordance with the anti-dilution provisions of the Certificate of Designation for the Lehigh Preferred Stock (the "Certificate of Designation"), as currently in effect, each share of Lehigh Preferred Stock, which presently is convertible into 250 shares of Lehigh Common Stock and has a like number of votes per share, without any further action would henceforth be convertible into 8 1/3 shares of Lehigh Common Stock and would have a like number of votes per share. All outstanding Lehigh warrants and options also would be appropriately adjusted to reflect the Reverse Split.

               In order to maintain a trading market for the Lehigh Common Stock, it is essential that the shares of Lehigh Common Stock be traded on a national securities exchange, such as the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be quoted on the National Association of Securities Dealers Automatic Quotation Service ("NASDAQ"). Currently, the Lehigh Common Stock is traded on the NYSE. However, the Company has been advised that the Lehigh Common Stock no longer meets the technical requirements to maintain its listing on the NYSE. The Board of Directors of Lehigh believes that the NYSE has refrained from delisting the Lehigh Common Stock only because of Lehigh's pending application to have the Lehigh Common Stock traded on AMEX. An application to list the Lehigh Common Stock has been submitted to AMEX and AMEX has indicated in response to Lehigh's application, that it will require Lehigh to effect the Reverse Split. There can be no assurance that AMEX will permit the listing of the Lehigh Common Stock on AMEX unless the Reverse Split is approved, and there can be no assurance that NYSE will not delist the Lehigh Common Stock if AMEX does not approve Lehigh's listing application. In such case Lehigh would seek to have the Lehigh Common Stock quoted on NASDAQ, but there can be no assurance that such application would be approved or that there would not be a period when the Lehigh Common Stock was no longer traded on NYSE and not yet quoted on NASDAQ. Unless the Reverse Split is approved, Lehigh may not satisfy the requirements for listing on the NASDAQ National Market System or Small-Cap Market. Failure of Lehigh to satisfy the listing requirements could result in the Lehigh Common Stock trading on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc., which are generally considered to be less efficient markets.

               If the Reverse Split is approved and the Lehigh Common Stock is listed on AMEX, the Lehigh Common Stock will be delisted from the NYSE.

               The shares of Lehigh Preferred Stock are not convertible until such time as Lehigh's authorized and unissued shares of Lehigh Common Stock exceeds the aggregate number of shares of Lehigh Common Stock into which all of the authorized shares of Lehigh Preferred Stock is convertible, which will require either an amendment to Lehigh's Certificate of Incorporation to increase the number of authorized shares of Lehigh Common Stock or a reverse stock split such as the Reverse Split. If the Reverse Split is approved the Lehigh Preferred Stock will be immediately convertible into shares of Lehigh Common Stock.

               If the Reverse Split is effected, the trading price per share of Lehigh Common Stock should be expected to increase. NO ASSURANCE CAN BE GIVEN THAT THE MARKET PRICE OF LEHIGH COMMON STOCK WILL INCREASE PROPORTIONATELY FOLLOWING THE REVERSE SPLIT.

               In order to effect the Reverse Split it will be necessary to file the Amendment to Lehigh's Restated Certificate of Incorporation, a copy of which is annexed hereto as Exhibit A. Approval of the Reverse Split will be deemed to include approval of the Amendment. If the stockholders of Lehigh approve the Reverse Split, the Amendment will be filed promptly after the Special Meeting and the Reverse Split will occur immediately upon filing (that date of such filing being the "Reverse Split Date"). At the same time Lehigh will file an amendment to the Restated Certificate of Incorporation to change the name of the corporation from "The Lehigh Group Inc." to "First Medical Group, Inc.," which amendment was approved by the stockholders of the Special Meeting on July 9, 1997 but which change of name has not yet been effected at the request of the NYSE. No additional approval to change the name is being sought at the Special Meeting.

               In connection with the Reverse Split, no certificates or scrip representing fractional shares of Lehigh Common Stock will be issued. If a fractional share would be issuable to any one holder of Lehigh Common Stock, then the number of shares into which such Lehigh Common Stock will be reclassified will be rounded to the next highest number of whole shares of Lehigh Common Stock.

               Approval of the Reverse Split will not affect any stockholder's percentage ownership of Lehigh or proportionate voting power, except for minor differences resulting from the rounding up of fractional shares. Because all of the outstanding shares of Lehigh Common Stock and all of the shares of Lehigh Preferred Stock, options and warrants to purchase shares will be appropriately adjusted, the Reverse Split will not affect the proportionate equity interest in Lehigh that stockholders currently own.

               The par value of the Lehigh Common Stock would remain at $0.001 per share following the Reverse Split, and the number of shares of Lehigh Common Stock outstanding would be reduced. As a consequence, the aggregate par value of the outstanding Lehigh Common Stock would be reduced, while the aggregate capital in excess of par value attributable to the outstanding Lehigh Common Stock for statutory and accounting purposes would be correspondingly increased. Under Delaware law, the Board of Directors would have the authority, subject to certain limitations, to transfer some or all of such capital in excess of par value from capital to surplus. Lehigh has no plans to reduce capital at this time.

               If the Reverse Split is consummated, as soon as practicable after the Reverse Split Date Lehigh will send a letter of transmittal to each stockholder of record on the Reverse Split Date for use in transmitting certificates representing shares of Lehigh Common Stock ("Old Certificates") to Lehigh's transfer agent, American Stock Transfer & Trust Company (the "Exchange Agent"). The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of new Lehigh Common Stock and reflecting the change of name of the corporation. No new certificates will be issued to a stockholder until such stockholder has surrendered all Old
Certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

               Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all Old Certificates, stockholders will receive a new certificate or certificates representing the number of whole shares of new Lehigh Common Stock into which their shares of Lehigh Common Stock represented by the Old Certificates have been converted as a result of the Reverse Split and reflecting the change of name of the corporation. Until surrendered, outstanding Old Certificates held by stockholders will be deemed for all purposes to represent the number of whole shares of Lehigh Common Stock to which such stockholders are entitled as a result of the Reverse Split. Stockholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as practicable after the letter of transmittal is sent shall be exchanged at the first time they are presented for transfer.

               No service charges will be payable by holders of shares of Lehigh Common Stock in connection with the exchange of certificates, all expenses of which will be borne by Lehigh.

               Under Delaware General Corporation Law, approval of the Reverse Split requires the affirmative vote of a majority of the votes to which all of the outstanding shares of Lehigh Common Stock and the Lehigh Preferred Stock voting together as a single class are entitled, provided, however, that each share of Lehigh Preferred Stock will have 250 votes.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED REVERSE SPLIT.

               PROPOSAL NO. 2 -- APPROVAL OF THE LEHIGH GROUP INC.
        STOCK OPTION, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK PLAN

GENERAL

               The Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to approve the Stock Option Plan in the form set forth in Appendix B to this proxy statement. THE FOLLOWING DISCUSSION OF THE STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX B.

               The purpose of the Stock Option Plan is to advance the Company's interests by providing additional incentive to attract and retain in the employ of the Company and its subsidiaries, qualified and competent persons to provide management services, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Stock Option Plan provides for the grant of incentive stock options and nonqualified stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as stock appreciation rights ("Rights") with respect to stock options and restricted stock ("Restricted Stock") awards.

               The Stock Option Plan, which is administered by the Compensation Committee of the Board of Directors (but can also be administered directly by the Board of Directors), currently authorizes the issuance of a maximum of 500,000 shares of Lehigh Common Stock (on a post Reverse Split basis), which may be newly issued shares or previously issued shares held by any subsidiary of the Company. If any award under the Stock Option Plan terminates, expires unexercised, or is cancelled, the shares of Lehigh Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards.

               The purchase price of each share of Lehigh Common Stock purchasable under an incentive option granted under the Stock Option Plan is to be determined by the Compensation Committee at the time of grant, but is to not be less than 100% of the fair market value of a share of Lehigh Common Stock on the date the option is granted; PROVIDED, HOWEVER, that with respect to an optionee who, at the time such incentive option is granted, owns more than 10% of the total combined voting power of all classes of stock of Lehigh or of any of its subsidiaries, the purchase price per share is to be at least 110% of the fair market value per share on the date of grant. The term of each option is to be fixed by the Compensation Committee, but no option is to be exercisable more than five years after the date such option is granted.

               The aggregate fair market value, determined as of the date the incentive option is granted, of shares of Lehigh Common Stock for which incentive options are exercisable for the first time to any optionee during any calendar year under the Stock Option Plan (and/or any other stock options plans of the Company or any of its subsidiaries) shall not exceed $100,000. The aggregate number of shares of Lehigh Common Stock subject to options granted under the Stock Option Plan granted during any calendar year any one director is not to exceed that number of shares as equals ten percent of the outstanding shares of the Company for which options may be granted under the Stock Option Plan.

               The Compensation Committee shall have the authority to grant Rights with respect to all or some of the shares of Lehigh Common Stock covered by any option, which Rights may be granted together with or subsequent to the grant of the option. Rights entitle the holder to cash equal to the difference between an Offer Price Per Share (as defined in the Stock Option Plan) and the exercise price of the related option if shares of Stock representing 20 percent or more of the aggregate votes of the Stock voting together as a single class, provided, however, that each share of Lehigh Preferred Stock will have the number of votes provided for such share pursuant to its Certificate of Designation is acquired pursuant to a tender offer or exchange offer. If a Right is exercised, the related Option is terminated, and if an option terminates or is exercised, the corresponding Right terminates.

               In addition, the Compensation Committee shall have the authority to award Restricted Stock which entitles the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee, shares of Lehigh Common Stock subject to such restrictions and conditions as the Compensation Committee may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. A recipient of Restricted Stock shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such other conditions contained in the written instrument evidencing the Restricted Stock. However, generally Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and, generally, upon the termination of the recipient's employment with the Company, the Company shall have the right, at the discretion of the Compensation Committee, to repurchase such Restricted Stock at its purchase price. Nonetheless, once the pre-established performance goals, objectives and other conditions have been attained, such shares of Restricted Stock shall no longer be Restricted Stock and shall be deemed "vested" and will be freely transferable.

               The Board of Directors may amend, suspend, or terminate the Stock Option Plan, except that no amendment may be adopted that would impair the rights of any optionee without his consent. Further, no amendment may be adopted which, without the approval of the stockholders of the Company, would (i) materially increase the number of shares issuable under the Stock Option Plan, except as provided in itself, (ii) materially increase the benefits accruing to optionees under the Stock Option Plan, (iii) materially modify the eligibility requirements for participation in the Stock Option Plan, (iv) decrease the exercise price of an incentive option to less than 100% of the fair market value per share of Lehigh Common Stock on the date of grant or the exercise price of a nonqualified option to less than 80% of the fair market value per share of Lehigh Common Stock on the date of grant, or (v) extend the term of any option beyond that provided for in the Stock Option Plan.

               The Compensation Committee may amend the terms of any option previously granted, prospectively or retroactively, but no such amendment may impair the rights of any optionee without his consent. The Compensation
Committee may also substitute new options for previously granted options, including options granted under other plans applicable to the participant and previously granted options having higher option prices, upon such terms as it may deem appropriate.

               The number of shares of Lehigh Common Stock available under the Stock Option Plan and the terms of any option or other award granted thereunder are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the shares of Lehigh Common Stock, if the Compensation Committee determines that such event equitably requires such an adjustment.

               As of August __, 1997, there were no options outstanding under the Stock Option Plan and no Restricted Stock had been awarded.

               Pursuant to applicable policies of the NYSE, stockholder approval is required for any stock option plan of the Company pursuant to which Lehigh Common Stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the Company or broadly-based plans or arrangements including other employees (e.g. ESOPS). In addition, pursuant to applicable policies of AMEX, stockholder approval is required as a prerequisite to approval of applications to list additional shares of Lehigh Common Stock which are reserved for options granted or to be granted to officers, directors or key employees, regardless of whether or not such authorization is required by law or by the Company's charter. AMEX requires that such stockholders' approval be solicited pursuant to a proxy statement conforming to the proxy rules of the Securities and Exchange Commission ("SEC") which discloses all of the essential details of the options or of the plan pursuant to which the options will be granted, provided, however, that such policy does not preclude the adoption of a stock option plan, or the granting of options, subject to ratification by stockholders, prior to the filing of an application for the listing of the shares of Lehigh Common Stock reserved for such purpose. However, AMEX will not require stockholders' approval as a condition to listing shares reserved for the exercise of options under a plan or arrangement for officers, directors or key employees provided such incentive arrangements do not authorize the issuance of more than 5% of the outstanding shares of Lehigh Common Stock in any one year and provided that all arrangements with respect to the granting of options adopted without stockholder approval in any five-year period do not authorize, in the aggregte, the issuance of more than 10% of such Lehigh Common Stock. Approval by stockholders of the Stock Option Plan by stockholders shall constitute approval by stockholders of the Stock Option Plan and the grant or award of any option, Related Right or Restricted Stock under the Stock Option Plan.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE LEHIGH GROUP INC. STOCK OPTION, STOCK APPRECIATION RIGHTS AND

RESTRICTED STOCK PLAN

               PROPOSAL NO. 3 -- APPROVAL OF THE LEHIGH GROUP INC.
                           INCENTIVE COMPENSATION PLAN

GENERAL

               The Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to approve the Incentive Compensation Plan in the form set forth in Appendix C to this proxy statement. THE FOLLOWING DISCUSSION OF THE INCENTIVE COMPENSATION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX C.

               The purpose of the Stock Option Plan is to advance the Company's interests by providing additional incentives to those key employees of the Company who contribute the most to the growth and profitability of the Company and to encourage such key employees to continue as employees by making their compensation competitive with compensation opportunities in competing businesses and industries.

               The Incentive Compensation Plan, which is administered by the Compensation Committee of the Board of Directors (but can also be administered directly by the Board of Directors), authorizes the Compensation Committee to determine by March 15 of each year which key employees will be eligible in such year for incentive compensation pursuant to the Incentive Compensation Plan (the "Participants") and to establish targets for such fiscal year for the Company's earnings per share. If the targets are achieved then each Participant will receive (i) a cash bonus equal to 10% of his base salary for such year, (ii) an amount of Lehigh Common Stock (the "Stock Bonus") determined by dividing 30% of his base salary by fifty percent (50%) of the average of the high and low closing prices for the Lehigh Common Stock during such year (or, if lower, 50% of the closing sales price on the last trading day of such year), and (iii) a cash payment sufficient to satisfy such participant's income tax liability with respect to his Stock Bonus. There is no maximum number of shares of Lehigh Common Stock which may be awarded under the Incentive Compensation Plan

               The Compensation Committee may amend the Incentive Compensation Plan, except that no amendment may be adopted that would impair the rights of any Participant with respect to the year in which such amendment has been adopted.

               The Plan shall terminate on December 31, 2002 except for the delivery of shares of Lehigh Common Stock and/or cash due to Participants with respect to such year.

               If, prior to the end of the any Fiscal Year, a Participant's employment terminates on account of (i) death, (ii) retirement, (iii) total and permanent disability, or (iv) the Company's termination of the Participant without Cause, the Participant will nonetheless remain eligible to receive amounts under the Incentive Compensation Plan for such year if the Participant shall have been an active, full-time employee for a period of at least two years preceding such termination. In all other cases, the Participant will be ineligible.

               No bonuses or stock have been awarded, or will be awarded, with respect to 1997 under the Incentive Compensation Plan.

               Pursuant to applicable policies of the NYSE, stockholder approval is required for any stock option plan of the Company pursuant to which Lehigh Common Stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the Company or broadly-based plans or arrangements including other employees (e.g. ESOPS). In addition, pursuant to applicable policies of AMEX, stockholder approval is required as a prerequisite to approval of applications to list additional shares of Lehigh Common Stock which are reserved for options granted or to be granted to officers, directors or key employees, regardless of whether or not such authorization is required by law or by the Company's charter. AMEX requires that such stockholders' approval be solicited pursuant to a proxy statement conforming to the SEC's proxy rules which discloses all of the essential details of the options or of the plan pursuant to which the options will be granted, provided, however, that such policy does not preclude the adoption of a stock option plan, or the granting of options, subject to ratification by stockholders, prior to the filing of an application for the listing of the shares of Lehigh Common Stock reserved for such purpose. However, AMEX will not require stockholders' approval as a condition to listing shares reserved for the exercise of options under a plan or arrangement for officers, directors or key employees provided such incentive arrangements do not authorize the issuance of more than 5% of the outstanding shares of Lehigh Common Stock in any one year and provided that all arrangements with respect to the granting of options adopted without stockholder approval in any five-year period do not authorize, in the aggregte, the issuance of more than 10% of such Lehigh Common Stock. Approval by stockholders of the Incentive Compensation Plan by stockholders shall constitute approval by stockholders of the Incentive Compensation Plan and the award of any Stock Bonus under the Incentive Compensation Plan.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE LEHIGH GROUP INC. INCENTIVE COMPENSATION PLAN

                                   MANAGEMENT

               The table set forth below sets forth information with respect to the directors and executive officers of Lehigh. Information as to age, occupation and other directorships has been furnished to Lehigh by the individual named. Salvatore J. Zizza, Dennis A. Sokol, Melvin Levinson, Elliot Cole, Paul Murphy and Richard Berman are currently directors of Lehigh and will serve as directors until the next annual meeting of stockholders of Lehigh (or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal).

DIRECTORS AND EXECUTIVE OFFICERS

             NAME                   AGE                CURRENT POSITION

Dennis A. Sokol                     52             Chairman of the Board,  Chief
                                                   Executive     Officer     and
                                                   Director    of   Lehigh   and
                                                   Chairman  of  the  Board  and
                                                   Chief  Executive  Officer  of
                                                   FMC

Salvatore J. Zizza                  51             Chief   Financial    Officer,
                                                   Executive   Vice   President,
                                                   Treasurer   and  Director  of
                                                   Lehigh

Robert A. Bruno                     41             Vice  President and Secretary
                                                   of Lehigh

Melvin E. Levinson, M.D.            68             Director of Lehigh

Elliot H. Cole                      64             Vice  Chairman  of the  Board
                                                   and Director of Lehigh

Paul Murphy                         49             Director of Lehigh

  Richard Berman                    53             Director of Lehigh

               Mr. Sokol has been a director and Chairman of the Board and Chief Executive Officer of Lehigh since the merger (the "Merger") of a wholly-owned subsidiary of Lehigh into First Medical Corporation ("FMC") which was consummated on July 9, 1997. Mr. Sokol has served as the Chairman of the Board and Chief Executive Officer of FMC since its formation in January 1996. For information relating to the merger of FMC and Lehigh, see "Certain Relationships and Related Transactions." Prior to the formation of FMC, Mr. Sokol served as the Chairman of the Board and Chief Executive Officer of Hospital Corporation International, Plc., the former international division of Hospital Corporation of America, Inc., which entity owned and operated hospitals and primary care facilities in the United Kingdom, Central and Eastern Europe, the Middle East and Pacific Rim, and American Medical Clinics, Ltd. Mr. Sokol was the founder, and from 1984 to 1988 served as Chief Executive Officer of Medserv Corporation, a multifaceted medical service company. Mr. Sokol was the founder, and from 1989 to 1992 served as the Chief Executive Officer, of the American-Soviet Medical Consortium whose members included Pfizer, Inc., Colgate-Palmolive Company, Hewlett-Packard Company, MedServ, Amoco Corporation and Federal Express Corp. In all, Mr. Sokol has over 30 years experience in the medical services industry.

               Mr. Zizza has been a director of Lehigh since 1985 (except that he did not serve as a director during the period from March 15, 1991 through April 16, 1991) and Executive Vice President and Treasurer since 1997. He was Chairman of the Board of Lehigh from April 16, 1991 until the Merger, and was Chief Executive Officer of Lehigh from April 16, 1991 through August 22, 1991 and President of NICO Inc. ("NICO") from 1983 through August 22, 1991. He also served as President of Lehigh from October 1985 until April 16, 1991. He is also a director of the Gabelli Equity Trust, Inc.; The Gabelli Asset Fund; The Gabelli Growth Fund; The Gabelli Convertible Securities Funds, Inc., The Gabelli Global MultiMedia Trust Inc. and Initial Acquisition Corp. (a NASDAQ- listed company). In 1995, Mr. Zizza became Chairman of the Board of The Bethlehem Corporation (an AMEX company).

               Mr. Bruno has served as Vice President and General Counsel of Lehigh since May 5, 1993 and as Secretary since August 22, 1994. He served on the Board from March 31, 1994 until July 9, 1997. He also has served as General Counsel to NICO and its subsidiaries since June 1983 (except he did not serve as General Counsel to NICO during the period of January 1, 1992 through May 31,
1993).

               Dr. Levinson has been a director of Lehigh since July 1997 and has served as a Co-Vice Chairman of FMC's Board of Directors since its formation in January 1, 1996. Dr. Levinson was a co-founder of MedExec, Inc., a wholly-owned subsidiary of FMC ("MedExec"), for which he served as Chairman of the Board and a director from March 1991 to January 1996. Dr. Levinson was also a co-founder and former director of HealthInfusion, Inc., a publicly traded company engaged in the delivery of intravenous home therapy. Dr. Levinson is a founder and since January 1996 has served as the Chairman of the Board of Scion International, Inc., a manufacturer of medical devises. Dr. Levinson is currently an Associate Professor at the University of Miami School of Medicine.

               Mr. Cole has been a director of Lehigh since July 1997 and has served as the Co-Vice Chairman of FMC's Board of Directors since its formation in January 1996. Mr. Cole is a senior partner in the law firm of Patton Boggs LLP, Washington, D.C., a firm of approximately 250 lawyers. Mr. Cole has practiced corporation law and been engaged in Federal matters for more than thirty-five years. Mr. Cole has served as a trustee of Boston University since 1977 as well as being a member of numerous corporate and not-for-profit boards.

               Mr. Murphy has been a director of Lehigh since July 1997 and has served as a director of FMC since its formation in January 1996. Since 1994, Mr. Murphy has served as the Deputy Managing Director of BMI Healthcare, the largest provider of health care in the United Kingdom. From 1989 until its merger in 1994 with its affiliate, General Healthcare Group, in connection with the formation of BMI Healthcare, Mr. Murphy served as the Managing Director of GreatNorthern Health Management Ltd., a company which managed up to ten hospitals within the United Kingdom. Prior to joining GreatNorthern Health Management Ltd., from 1984 to 1989, Mr. Murphy served as the Chief Executive Officer of Little Aston Hospital plc, a company which owned and operated a hospital located in Birmingham, United Kingdom. In all, Mr. Murphy has over 20 years experience in the United Kingdom health care industry. Mr. Murphy currently sits on the boards of several hospital corporations and other health care companies in the United Kingdom.

               Mr. Berman has been a director of Lehigh since August 1997. Since 1995 Mr. Berman has been the President of Manhattanville College. From 1991 to 1994 he was employed by Howe-Leiws International, initially as President of North America and subsequently as President and Chief Executive Officer. He also is a director of HCIA, Inc.

               No family relationship exists between any of the directors and executive officers of Lehigh.

               All directors will serve until the annual meeting of stockholders of Lehigh to be held in 1998 and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Officers are elected annually by the Board of Directors and serve at the discretion thereof.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

               During 1996 the Board of Directors held three meetings which were attended by all of the directors, except two former directors who each missed one meeting.

               The Board of Directors has a standing Audit Committee, Executive Committee and Compensation Committee. The Audit Committee did not meet during 1996. The current members of the Audit Committee are Messrs. Murphy, Zizza and Berman. The functions of the Audit Committee include recommending to the Board of Directors the appointment of the independent public accountants for Lehigh; reviewing the scope of the audit performed by the independent public accountants and their compensation therefor; reviewing recommendations to management made by the independent public accountants and management's responses thereto; reviewing internal audit procedures and controls on various aspects of corporate operations and consulting with the independent public accountants on matters relating to the financial affairs of Lehigh. The Executive Committee of the Board of Directors held no meetings in 1996. The current members of the Executive Committee are Messrs. Sokol, Zizza and Cole. The Executive Committee is authorized (except when the Board of Directors is in session) to exercise all of the powers of the Board of Directors (except as otherwise provided by law). The Compensation Committee did not meet in 1996. The current members of the Compensation Committee are Mr. Cole and Dr. Levinson. The Compensation Committee is responsible for developing Lehigh's executive compensation policies, determining the compensation paid to Lehigh's Chief Executive Officer and its other executive officers and administering the Stock Option Plan and the Incentive Compensation Plan. See "Board Report on Executive Compensation."

                             EXECUTIVE COMPENSATION

               The following table sets forth a summary of compensation awarded to, earned by or paid to the Chief Executive Officer and the other executive officers of Lehigh whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to Lehigh during each of the years ended December 31, 1996, December 31, 1995 and December 31, 1994:

                           SUMMARY COMPENSATION TABLE+

                                                                                                 Long Term
                                                                                              Compensation
                                                                  Annual Compensation             Awards
                                                          ------------------------------     --------------

                                                                                              Securities
                                                                                              Underlying
                                                                                               Options
                                                                          Other Annual        (number of            All Other
   Name and Principal Position        Year       Salary        Bonus     Compensation(1)       Shares)          Compensation (2)
-------------------------------     --------    ---------   ---------   ----------------    --------------     --------------------

Salvatore J. Zizza (3)                1996      $200,000          0                 0                 0                  $1,272
Chairman of the Board                 1995      $200,000          0                 0                 0                  $1,272
                                      1994      $200,000          0                 0        10,250,000(3)               $  800

Robert A. Bruno (4)                   1996      $150,000          0                 0                 0                  $1,272
Vice President and General            1995      $150,000          0                 0           250,000(4)               $1,272
Counsel                               1994      $100,000          0                 0                 0                  $  822

Joseph Delowery (5)                   1996      $110,784     $1,500                 0                 0                  $1,272
 President of HallMark                1995      $110,784     13,469                 0                 0                  $1,272
                                      1994             0          0                 0                 0                  $1,272


+ Does not include the Chief Executive Officer or other executive officers of FMC since the Merger was consummated after the end of Fiscal 1996. For information regarding their compensation, see "Certain Relationships and Related Transactions" * Less than $100,000.

(1) As to each individual named, the aggregate amount of personal benefits not included in the Summary Compensation Table does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(2) Represents premiums paid by Lehigh with respect to term life insurance for the benefit of the named executive officer.

(3) Until the Merger, Mr. Zizza was Chairman of the Board, President and Chief Executive Officer of Lehigh and at present he is the Executive Vice President and Treasurer. On August 22, 1994, Lehigh and Mr. Zizza entered into an employment agreement. Mr. Zizza and Lehigh amended the terms of Mr. Zizza's employment agreement effective as of the time of the filing of a Certificate of Merger with the Secretary of State of Delaware relating to the Merger (the "Effective Time of the Merger"). In general, as amended, the employment agreement provides for his employment through December 31, 2000 at an annual salary of $200,000 (subject to increase, in the discretion of the Board of Directors, if Lehigh acquires one or more new businesses, to a level commensurate with the compensation paid to the top executives of comparable businesses). In addition, Mr. Zizza may be entitled to a bonus, at the discretion of Lehigh.

         Pursuant to the employment agreement, Lehigh also granted to Mr. Zizza options to purchase 10,250,000 shares of Lehigh Common Stock: 4,250,000 exercisable at $.50 per share, 3,000,000 exercisable at $.75 per share, and 3,000,000 exercisable at $1.00 per share. Subsequently Mr. Zizza purchased warrants to purchase a total of 7,750,000 shares of Lehigh Common Stock: 1,750,000 exercisable at $.50 per share, 3,000,000 at $.75 per share, and 3,000,000 at $1.00 per share. Both the options and the warrants have an expiration date of August 22, 1999, subject to earlier termination under certain circumstances in the event of Mr. Zizza's death or the termination of his employment. The amendment to Mr. Zizza's employment agreement also provides that Mr. Zizza's options and warrants to purchase an aggregate of 6,000,000 shares of Lehigh Common Stock at an exercise price of $.75 per share and options and warrants to purchase an aggregate of 6,000,000 shares of Lehigh Common Stock at an exercise price of $1.00 per share were converted into options to purchase 3% of the total issued and outstanding stock of Lehigh, on a fully diluted basis (after giving effect to the issuance and conversion of Lehigh Preferred Stock) at a blended exercise price of $.875 per share. See "Security Ownership of Certain Beneficial Owners of Lehigh." No compensation expense is expected to be recognized in connection with the options because the exercise price is significantly in excess of the market price of the Lehigh Common Stock. Simultaneously with the effectiveness of the amendment, Mr. Zizza's options and warrants to purchase 6,000,000 shares of Lehigh Common Stock at an exercise price of $.50 per share were cancelled.

(4) On January 1, 1995, Lehigh and Mr. Bruno entered into an employment agreement. providing for his employment through December 31, 1999 as Vice President and General Counsel for Lehigh at an annual salary of $150,000. Pursuant to such agreement, Mr. Bruno has deferred one-third of his annual salary until such time as Lehigh's annual revenues exceed $25 million. In April 1995, Lehigh granted Mr. Bruno an option to purchase 250,000 shares of Lehigh Common Stock at an exercise price of $.50 per share on or before December 31, 1999.

         Mr. Bruno and Lehigh amended the terms of Mr. Bruno's employment agreement effective as of the Effective Time of the Merger. In general, the amendment provides that (i) Mr. Bruno's salary be reduced from $150,000 to $120,000 per year, (ii) no part of Mr. Bruno's salary be deferred and (iii) the term of the employment agreement was extended through December 31, 2000.

(5) During 1996, Mr. Delowery could be deemed to be an executive officer of Lehigh by virtue of his position with HallMark Electrical Supplies Corp. ("HallMark"). HallMark was Lehigh's principal operating subsidiary prior to the Merger.

                            COMPENSATION OF DIRECTORS

               Prior to the Merger, Lehigh directors received no compensation for serving on the Board of Directors other than the reimbursement of reasonable expenses incurred in attending meetings. Since the consummation of the Merger, executive directors have continued to receive no compensation; however, each non-executive director now is entitled to receive annually shares of Lehigh Common Stock with a fair market value of $10,000 (prorated in 1997 to reflect the portion of the year following the Merger); as of August [ ], 1997, the non-executive directors had not received any shares for 1997. In April 1996, Lehigh granted options to purchase 15,000 shares of Lehigh Common Stock at an exercise price of $.50 per share to a former non-executive officer director and options to purchase 10,000 shares of Lehigh Common Stock at an exercise price of $.50 per share to three former non-executive officer directors, two of whom were members of the Compensation Committee.

                                     OPTIONS

               No options were granted during 1996 to the executive officers of Lehigh named in the Summary Compensation Table or to other employees of Lehigh. However, four former non-executive officer directors were granted stock options in 1996. See "Compensation of Directors." In July 1997, the Board of Directors established, subject to stockholder approval, the Stock Option Plan and the Incentive Compensation Plan. See "Proposal No. 2 - Approval of The Lehigh Group Inc. Stock Option, Stock Appreciation Rights and Restricted Stock Plan" and "Proposal No. 3 - Approval of The Lehigh Group Inc. Incentive Compensation Plan." No options or shares of Restricted Stock have been granted under the Stock Option Plan and no bonuses or stock have been awarded, or will be awarded, with respect to 1997 under the Incentive Compensation Plan.

               No options were exercised by the executive officers of Lehigh named in the Summary Compensation Table during the fiscal year ended December 31, 1996. The following table sets forth the number and dollar value of options held by such persons on December 31, 1996, none of which were "in the money" at December 31, 1996.

                         AGGREGATED OPTION EXERCISES IN
                            1996 AND YEAR-END OPTIONS

                  Number of Unexercised Options and Warrants at
                                    Year-End
                  ----------------------------------------------


       NAME                        Exercisable             Unexercisable
       -----                   -------------------        --------------

Salvatore Zizza                    6,000,000(1)           12,000,000(1)

Robert Bruno                         250,000(2)

(1)            See note 3 of the Summary Compensation Table.
(2)            See note 4 of the Summary Compensation Table.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

               The Compensation Committee is responsible for developing Lehigh's executive compensation policies, determining the compensation paid to Lehigh's Chief Executive Officer and its other executive officers and administering the Stock Option Plan and the Incentive Compensation Plan. The Compensation Committee did not meet in 1996 since all executives are paid pursuant to previously executed employment agreements and the report is the report of the entire Board of Directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               Until the meeting on July 9, 1997 at which the current Board of Directors was elected, Anthony Amburst and Charles Gargano were members of the Compensation Committee and were directors. Currently, Mr. Cole and Dr. Levinson are members of the Compensation Committee and are directors. There are no compensation committee interlock relationships to be disclosed pursuant to Item 402 of Regulation S-K.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               On July 9, 1997 at a Special Meeting (the "Special Meeting") of stockholders of the Lehigh Group, Inc. ("Lehigh"), the stockholders of Lehigh approved the merger (the "Merger") pursuant to the terms of the Agreement and Plan of Merger dated as of October 29, 1996 (the "Merger Agreement") among Lehigh, First Medical Corporation ("FMC") and Lehigh Management Corp., a wholly-owned subsidiary of Lehigh ("Merger Sub"). On the same day, Merger Sub was merged with and into FMC and each outstanding share of common stock of FMC (the "FMC Common Stock"), was exchanged for (i) 1,127.675 shares of Lehigh's Common Stock, par value $.001 per share ("Lehigh Common Stock"), and (ii)
103.7461 shares of Lehigh's Series A Convertible

Preferred Stock, par value $.001 per share (the "Lehigh Preferred Stock"), each of which is convertible into 250 shares of Lehigh Common Stock and has a like number of votes per share, voting together with the Lehigh Common Stock. Prior to the Merger, FMC held approximately 25.4% of the outstanding shares of Lehigh Common Stock which were acquired through two series of transactions.

               There were outstanding 10,000 shares of FMC Common Stock immediately prior to the Merger. These shares were exchanged for a total of (i) 11,276,750 shares of Lehigh Common Stock and (ii) 1,037,461 shares of Lehigh Preferred Stock. As a result of the Merger, holders of Lehigh Common Stock immediately prior the Merger and former FMC stockholders each own 50% of the issued and outstanding shares of Lehigh Common Stock immediately following the Merger. In the event that all of the shares of Lehigh Preferred Stock issued to the former FMC stockholders are converted into Lehigh Common Stock, holders of Lehigh Common Stock immediately prior to the Merger and former FMC stockholders would own approximately 4% and 96%, respectively, of the outstanding Lehigh Common Stock.

               In addition, under the terms of the Merger Agreement, Lehigh will be renamed "First Medical Group, Inc.," and following the Merger, Dennis Sokol, the Chairman of the Board and Chief Executive Officer of FMC, became the Chairman and Chief Executive Officer of Lehigh, Salvatore Zizza, the Chairman of the Board, President and Chief Executive Officer of Lehigh, became Executive Vice President and Treasurer and Mr. Bruno continued as Vice President and Secretary. Mr. Bruno, Richard Bready, Charles Gargano, Anthony Amhurst and Salvatore Salibello, five of the six members of the Board of Directors were not nominated for re-election, and at the Special Meeting Mr. Sokol, Melvin Levinson, Elliot Cole and Paul Murphy, four members of FMC's board of directors, were elected to replace them.

               FMC and Generale De Sante International, plc ("GDS") are parties to a Subscription Agreement, dated June 11, 1996, pursuant to which GDS paid $5,000,000 in order to acquire a variety of ownership interests in FMC and its subsidiaries, including 10% of the shares of FMC Common Stock (which were automatically exchanged pursuant to the Merger for shares of Lehigh Common Stock and Lehigh Preferred Stock) and shares of FMC's 9% Series A Convertible Preferred Stock (the "FMC Preferred Stock") convertible into 10% of the shares of FMC Common Stock, which shares of FMC Preferred Stock remained outstanding and convertible following the Merger. Consequently, when and if GDS decides to convert its shares of FMC Preferred Stock, GDS will receive shares of Lehigh Common Stock and Lehigh Preferred Stock. Together with the shares of Lehigh Common Stock and Lehigh Preferred Stock issued for the FMC Common Stock, these shares would give GDS a total of approximately 23% ownership interest and voting power of Lehigh.

               For information regarding the employment arrangements and options of Messrs. Zizza and Bruno, see notes 3 and 4 to the Summary Compensation Table and note 3 to the table regarding Security Ownership of Certain Beneficial Owners of Lehigh.

               On January 1, 1996, FMC and Dr. Levinson, who is a director of Lehigh, entered into an agreement for the period commencing January 1, 1996 and terminating December 31, 1998 and providing for a payment of $100,000 (subject to increase in accordance with the consumer price index) annually during the period.

               FMC and  Dennis  A.  Sokol,  the  Chairman  of the  Board,  Chief
Executive Officer and Director of Lehigh and Chairman of the Board and Chief Executive Officer of FMC, have an oral agreement whereby FMC has agreed to pay Mr. Sokol an annual salary of $300,000 per year for his services as FMC's
Chairman of the Board and Chief Executive Officer. At the discretion of the Compensation Committee of the Board of FMC, Mr. Sokol may be awarded an annual bonus.

               Lehigh and Elliot Cole, the Vice Chairman of the Board and Director of Lehigh, have an oral agreement whereby Lehigh has agreed to pay Mr. Cole an annual salary of $60,000 per year for his services as Lehigh's Vice Chairman of the Board.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations of the SEC thereunder require Lehigh's executive officers and directors, and persons who own more than ten percent of a registered class of Lehigh's equity securities, to file reports of initial ownership and changes in ownership with the SEC and the NYSE. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish Lehigh with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for such persons, Lehigh believes that, during or with respect to the period from January 1, 1996 to December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent stockholders were complied with.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF LEHIGH

               The following table indicates the number of shares of Lehigh Common Stock and Lehigh Preferred Stock beneficially owned as of [August __], 1997 by (i) each person (including any "group," as that term is used in Section 13(d)(3) of the Exchange Act) known to Lehigh to be the beneficial owner of more than 5% of the Lehigh Common Stock or the Lehigh Preferred Stock, (ii) each director and nominee for director of Lehigh, (iii) each of the executive officers named in the Summary Compensation Table set forth above and (iv) all directors and executive officers of Lehigh as a group. Unless otherwise indicated, the address of each person listed below is Lehigh's principal executive offices.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF LEHIGH

                                          Lehigh Common Stock                                  Lehigh Preferred Stock
                                  ----------------------------------------------      ---------------------------------------------

                                   Amount and Nature of                                 Amount and Nature of
   Name of Beneficial Owner       Beneficial Ownership(2)      Percent of Class        Beneficial Ownership(2)     Percent of Class
----------------------------      ------------------------     -----------------      ------------------------     ----------------

Generale De Sante                         2,566,588                  11.38%                       235,504               22.70%
  International PLC
4 Cornwall Terrace
London NW1 4QP
ENGLAND

SAJH Partners                             2,167,391(3)                9.61%                     199,400(3)              19.22%

Salvatore J. Zizza                        8,735,630(4)               28.15%                          --                  --

Robert A. Bruno                             312,760(5)                1.38%                          --                  --

Dennis A. Sokol                             659,690(6)                2.93%                       60,691(6)              5.85%

Melvin E. Levinson                          550,305                   2.44%                       50,628                 4.88%

Elliot Cole                                 402,580                   0.90%                       18,570                 1.79%

Paul Murphy                                      --                   --                              --                  --

Richard Berman

All executive officers                           __                   --                              --                  --
and directors as a group
(7 persons)                              12,828,356(7)               56.88%(7)                   329,489                31.76%


*        Less than 1%.

(1) Does not include shares of Lehigh Common Stock which are obtainable upon the conversion of shares of Lehigh Preferred Stock since the shares are not convertible until such time as Lehigh's authorized and unissued shares of Lehigh Common Stock exceeds the aggregate number of shares of Lehigh Common Stock into which all of the authorized shares of Lehigh Preferred Stock is convertible, which will require either an amendment to Lehigh's Certificate of Incorporation to increase the number of authorized shares of Lehigh Common Stock or a reverse stock split such as the Reverse Split.

(2) Except as otherwise indicated, each of the persons listed above has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such person.

(3) Dennis Sokol is the Managing Partner of SAJH Partners and has a 1% partnership interest in the partnership and consequently could be deemed under Rule 13d-3 of the Exchange Act to have beneficial ownership of such shares. Mr. Sokol disclaims ownership of all such shares other than as a result of his 1% partnership interest.

(4) Includes options to purchase 8,480,128 shares of Lehigh Common Stock for $.875 per share, which options were received on July 9, 1997, when
         (i) Mr. Zizza's options and warrants to purchase 12,000,000 shares of Lehigh Common Stock, half exercisable at $.75 per share and half exercisable at $1.00 per share, were converted into options to purchase three percent of the total issued and outstanding stock of Lehigh on a fully diluted basis immediately after the merger (after giving effect to the issuance of Lehigh Common Stock and the issuance and conversion of Lehigh Preferred Stock pursuant to the Merger Agreement) and (ii) Mr. Zizza's options and warrants to purchase 6,000,000 shares of Lehigh Common Stock at an exercise price of $.50 per share were cancelled. See note 3 of the Summary Compensation Table.

(5) Includes options to purchase 250,000 shares of Common Stock at $.50 per share. See note 4 of the Summary Compensation Table.

(6)      Excludes shares as indicated in note (3) above.

(7) Includes shares as indicated in notes (4) and (5) above. Excludes shares as indicated in note (3) above.

                                  ANNUAL REPORT

               Lehigh's Annual Report on Form 10-K for the year ended December 31, 1996, including financial statements, was previously distributed. If, for any reason, you did not receive your copy of the Annual Report, please advise Lehigh and another will be sent to you.

                              INDEPENDENT AUDITORS

               The Board of Directors's selection of BDO Seidman, LLP to be the independent auditors of Lehigh for the year ending December 31, 1996 was previously ratified by Lehigh's stockholders. A representative of BDO Seidman, LLP is not expected to be available at the Special Meeting.

                              STOCKHOLDER PROPOSALS

               Stockholder proposals in respect of matters to be acted upon at Lehigh's 1998 Annual Meeting of Stockholders should be received by Lehigh on or before March 1, 1998 in order that they may be considered for inclusion in Lehigh's proxy materials.

                                  OTHER MATTERS

               So far as it is known, there is no business other than that described above to be presented for action by the stockholders at the Special Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Special Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

                                        By Order of the Board of Directors



                                       ROBERT BRUNO
                                       Secretary

Dated: New York, New York
       August [   ], 1997

                                                                      Appendix A

                            CERTIFICATE OF AMENDMENT

                                       TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              THE LEHIGH GROUP INC.

               THE  LEHIGH  GROUP  INC.  (the   "Corporation"),   a  corporation
organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify:

               FIRST: That the Certificate of Incorporation of the Corporation was filed with the Secretary of State on June 29, 1928 under the name Lehigh Valley Corporation; and

               SECOND: That the Corporation filed a Restated Certificate of Incorporation (the "Restated Certificate") with the Delaware Secretary of State on November 21, 1968, which Restated Certificate has been amended numerous times, most recently on December 20, 1994 (as so amended, the "Amended Certificate"); and

               THIRD: That, pursuant to the provisions of Section 242(b) of the General Corporation Law, the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Amended Certificate, declared said proposed amendment to be advisable and directed that it be submitted to the stockholders of the Corporation for their approval; and

               FOURTH: That thereafter, pursuant to the provisions of Section 242(b) of the General Corporation Law, the stockholders of the Corporation by affirmative vote of a majority of the votes to which all of the outstanding shares of the Corporation's Common Stock, par value $.001 per share, and the Corporation's Series A Convertible Preferred Stock, par value $.001 (the "Preferred Stock"), voting together as a single class are entitled (provided, however, that each share of Preferred Stock has 250 votes), such Common Stock and Preferred Stock being the only classes of the Corporation's stock entitled to vote thereon, duly adopted the following resolution setting forth the proposed amendment:

                    RESOLVED,  that the Restated Certificate of Incorporation of the Corporation, be and it hereby is amended by deleting the first paragraph of the existing Article FOURTH in its entirety and by substituting the following new first paragraph to such Article FOURTH in lieu thereof:

                    "FOURTH:  CAPITAL  STOCK.  The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 105,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, par value $.001 per share, and 100,000,000 shares shall be Common Stock, par value $.001 per share. Upon the filing of this Certificate of Amendment, each 30 issued and outstanding shares of Common Stock shall automatically, without any further action by the holder thereof or by the Corporation, shall be and hereby are reclassified and deemed to be one validly issued, fully paid and nonassessable share of Common Stock (and each 30 shares of Common Stock held as treasury shares shall automatically, without any further action by the Corporation, be reclassified and deemed to be one such treasury share). No certificates or scrip representing fractional shares of Common Stock shall be issued by reason hereof. Fractional shares will be rounded to the next highest whole number."

               FIFTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

               IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officer this ___ day of ______, 1997.


                                             THE LEHIGH GROUP INC.


                                             By
                                               ---------------------------------

                                             Name
                                                 -------------------------------

                                             Its
                                                 -------------------------------

                                                                      Appendix B

                              THE LEHIGH GROUP INC.

                                  STOCK OPTION,

               STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK PLAN

I.             PURPOSE

               The purpose of the Stock Option, Stock Appreciation Rights and Restricted Stock Plan (the "Plan") is to promote the interests of The Lehigh Group Inc. (the "Company") and its stockholders by providing a means by which competent officers, key employees, [consultants], and Directors, including employee-Directors (hereinafter sometimes referred to as "key employees" or "optionees"), of the Company or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company, can acquire a proprietary interest in the Company, and thus create in such key employees an increased interest in and a greater concern for the welfare of the Company and its stockholders.

               The Company intends that the Plan meet the requirements of Rule 16B-3 ("Rule 16b-3") promulgated under the Securities Exchange Ace of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16B-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance- based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article I.

               The stock options ("Options"), restricted stock ("Restricted Stock") and stock appreciation rights ("Rights") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

               The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

               The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Code or Options that do not meet the requirements for Incentive Options ("Nonqualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

               The Plan is intended to provide participants with stock-based incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Code, and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

II.            SHARES SUBJECT TO THE PLAN

               The total number of shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"), which may be (i) purchased pursuant to the exercise of Options granted under the Plan or (ii) acquired pursuant to the exercise of Rights granted under the Plan or pursuant to the award of Restricted Stock granted under the Plan shall not exceed, in the aggregate, 500,000 shares of Common Stock (the "Shares") as of the Effective Date (as hereinafter defined). The term "Shares" shall include any securities, cash or other property into which Shares may be changed through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe or change in capital structure. The maximum number of Shares that may be subject to Options and related Rights or Restricted Stock granted under the Plan to any individual in any calendar year shall not exceed 100,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

               Shares which may be acquired under the Plan may be either authorized but unissued shares of Common Stock, shares of Common Stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that (i) Options granted under the Plan expire or terminate without having been exercised and (ii) Restricted Stock granted under the Plan is repurchased or forfeited, Shares subject to such expired or terminated Options and related Rights or repurchased or forfeited Restricted Stock shall be available for new grants of Options and related Rights and Restricted Stock under the Plan, provided that the grant and the terms of such new Options and related Rights and Restricted Stock shall in all respects comply with applicable legal requirements. Notwithstanding the above, however, the expiration or termination of Options and related Rights and repurchased or forfeited Shares shall not increase the reserve of [ ] Shares for grants to key employees.

               Except as provided in Article XXI hereof, the Company may, from time to time during the period beginning [July 9, 1997] (the "Effective Date") and ending on the fifth anniversary of the

Effective Date (the "Termination Date"), grant to key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options and related Rights and Restricted Stock under the terms hereinafter set forth. Notwithstanding the foregoing, Options, Rights and/or Restricted Stock granted or awarded hereunder on or after the Effective Date shall be valid and binding, subject to the approval of the Plan by the stockholders on or before the first anniversary of the Effective Date.

               As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 425(f) and 424(e) of the Code.

III.           ADMINISTRATION

               The Board of Directors of the Company (the "Board of Directors") shall designate a committee for the administration of matters relating to Restricted Stock and Options to be granted to key employees (the "Committee"), whether Incentive or Nonqualified Options or both, and related Rights. The Committee shall consist of two or more Directors. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3, or any successor rule or regulation promulgated under the Exchange Act and shall also be an "outside director" under Section 162(m) of the Code. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

               Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the key employees to whom Options, Rights and Restricted Stock shall be granted, the number of Shares which shall be subject to each Option, Right or Restricted Stock award, the purchase price of each Share which shall be subject to an Option, Right or Restricted Stock, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part) or the terms of any Restricted Stock award, and the other terms and provisions thereof. In determining the key employees to whom Options, Rights or Restricted Stock shall be granted and the number of Shares for which Options, Rights or Restricted Stock shall be granted to each such employee, the Committee shall consider the length of service, the amount of earnings, and the responsibilities and duties of such employee; PROVIDED, HOWEVER, that no employee shall be granted Incentive Options in any calendar year to purchase shares of Common Stock which exceed the maximum allotment prescribed in Article V hereof.

               Subject to the express provisions of the Plan, the Committee also shall have the authority to construe the Plan and Options, Rights and Restricted Stock granted or awarded hereunder, to amend the Plan and Options, Rights and Restricted Stock granted or awarded hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical), Rights (which need not be identical) and Restricted Stock (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

               The Committee also shall have the authority to require, in its discretion, that the key employee agree, at the time of the grant of an Option and of a related Right not to sell or otherwise dispose of Shares acquired pursuant to the exercise of an Option or Right, as the case may be, granted under the Plan for a period of six (6) months following the date of grant.

               The determination of the Committee on matters referred to in this
Article III shall be conclusive.

               In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options, Rights, Restricted Stock or Common Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board or a committee composed solely of two or more persons that, at the time of such exercise, are "non-employee directors" within the meaning of Rule 16b-3 and also are "outside directors" under Section 162(m) of the Code and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; PROVIDED, HOWEVER, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

               The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

IV.            ELIGIBILITY

               Incentive Options and related Rights may be granted only to employees of the Company or of any subsidiary corporation or parent corporation of the Company, except members of the Committee and except as hereinafter provided, and shall not be granted to any officer or Director who is not also such an employee.

               Nonqualified Options, related Rights and Restricted Stock may be granted or awarded only to key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except members of the Committee and except as hereinafter provided.

               Any person who has been granted an Option, Right or Restricted Stock hereunder may be granted or awarded an additional Option or Options, Right or Rights, or additional Restricted Stock if the Committee shall so determine.

               An Incentive Option shall not be granted to any person who, at the time such Incentive Option is granted, owns securities of the Company or any parent corporation of the Company which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation of the Company, unless (i) the exercise price per share is not less than one hundred ten percent (110%) of the fair market value per share on the date such Option is granted [and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted]. In determining share ownership of any such person, the rules of
Section 424(d) of the Code shall be applied and the Committee may rely on representations of fact made to it by the key employee and believed by it to be true.

V.             MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

               The aggregate fair market value (determined at the time the Incentive Option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

VI.            OPTION PRICE AND PAYMENT

               The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine; PROVIDED, HOWEVER, that, subject to Article IV -------- ------- hereof, the price of any Incentive Option shall not be less than one hundred percent (100%) of the fair market value per Share on the date the Option is granted.

               The "fair market value" is determined as follows: if the Common Stock is listed on a national securities exchange in the United States on a given date, the fair market value per share of Common Stock shall be deemed to be the closing sale price at which the Common Stock is sold on such national securities exchange on such date. If the Common Stock is listed on a national securities exchange in the United States on such date but the Common Stock is not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per share of Common Stock shall be determined as of the closest preceding date on which such exchange shall have been open for business and the shares of Common Stock were traded. If the Common Stock is listed on more than one national securities exchange in the United States on any such date, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per share of Common Stock.

               If at such date the shares of Common Stock are not listed on a national securities exchange in the United States but the shares are quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Stock Market the fair market value per share of Common Stock shall be deemed to be the closing sales price on such date. If the Common Stock is not quoted on such date, or NASDAQ is not providing quotations on such date, the fair market value per share of Common Stock shall be determined as of the closest preceding date on which NASDAQ shall have been providing quotations and the shares of Common Stock were traded.

               If at such date a public market exists for the shares but the shares of Common Stock are not listed on a national securities exchange in the United States or quoted on NASDAQ, the fair market value per share of Common Stock shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Common Stock in the United States on such date. If there are no bid and asked quotations for the shares of Common Stock on such date, the fair market value per share of Common Stock shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for the shares of Common Stock on the closest date, preceding such date, for which such quotations are available.

               If at such date a public market exists for the shares but the shares of Common Stock are not listed on a national securities exchange in the United States or quoted on NASDAQ and such bid and asked prices shall not be available, the fair market value per share of Common Stock shall be deemed to be as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Article VI to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under rules and policies of the rules and policies of the national securities exchange on which the shares of Common Stock are listed.

               The exercise price for each Option shall be subject to adjustment as provided in Article XIII below.

               The Company shall cause such stock certificates to be issued only when it shall have received the full purchase price for the Shares in cash, certified check, bank draft or money order; PROVIDED, HOWEVER, that in lieu of cash, certified check, bank draft or money order, at the discretion of the Committee, the holder of an Option may exercise his Option, in whole or in part,
(i) by delivering to the Company, Common Stock (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder for at least six months (and, in the case of shares of Common Stock acquired upon the exercise of Incentive Options, for the holding periods required under Section 424 of the Code) and having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares of Common Stock, the fair market value of the shares of Common Stock so delivered to be determined in accordance with this Article VI or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations; or (ii) through the written election of the optionee to have Shares withheld from the Shares otherwise to be received upon the exercise of an Option and having a fair market value equal to the cash exercise price applicable to the portion of the Option being exercised by the withholding of such Shares, the fair market value of the Shares so withheld to be determined in accordance with this Article VI or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

               Notwithstanding the foregoing, the Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or part with optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board of Directors in its sole discretion shall reasonably require.

VII.           USE OF PROCEEDS

               The cash proceeds from the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general purposes as the Board of Directors shall determine.

VIII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

               Except as otherwise provided below, and subject to the provision of Article V, a holder of an Option may exercise such Option with respect to one hundred percent (100%) of the aggregate number of Shares, or any portion thereof, subject to the Option.

               Subject to the provisions of Article IV, the term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five years after the date such Option is granted, which period may extend beyond the Termination Date.

               To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Committee shall have the right to use the Shares as to which such Option shall not have been exercised to grant one or more additional Options to any eligible employee (in which case, such new Option may be either Incentive or Nonqualified, as determined by the Committee) or Restricted Stock, but any such grant of an additional Option or Restricted Stock shall be made prior to the close of business on the Termination Date.

               In no event shall an Option granted hereunder be exercised for a fraction of a share.

IX.            EXERCISE OF OPTIONS

               Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price in accordance with Article VI hereof.

               An optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option after (i) the optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto.

X.             STOCK APPRECIATION RIGHTS; RESTRICTED STOCK AWARDS

               A.            STOCK APPRECIATION RIGHTS

               (1) The Committee shall have the authority in its sole discretion to grant a Right with respect to all or some of the Shares covered by any Option ("Related Option"). A Right granted with respect to an Option may be granted together with or subsequent to the grant of the Related Option.

               (2) For the purposes of this Article X(A), the following definitions shall apply:

                    (a) The term "Offer" shall mean any tender offer or exchange offer for shares of Common Stock and Series A Convertible Preferred Stock of the Company (the "Preferred Stock") representing 20 percent or more of the aggregate votes of such stock voting together as a single class (provided, however, that each share of Preferred Stock will have the number of votes provided for such share pursuant to the Certificate of Designation for such Preferred Stock), other than one made by the Company; provided that the corporation, person or other entity making the Offer acquires shares of Common Stock and Preferred Stock representing 20 percent or more of the aggregate votes of such stock voting together as a single class (provided, however, that each share of Preferred Stock will have the number of votes provided for such share pursuant to the Certificate of Designation for such Preferred Stock) pursuant to such Offer.

                    (b) The term "Offer Price Per Share" shall mean the highest price per Share (or in the case the Offer is only to acquire Preferred Stock, the highest price per share of Preferred Stock divided by the number of shares of Common Stock into which each share of Preferred Stock is convertible) paid in any Offer that is in effect at any time during the period beginning on the 60th day prior to the date on which a Right is exercised and ending on the date on which the Right is exercised. Any securities or properties that are a part or all of the consideration paid or to be paid for Shares (or in the case the Offer is only to acquire Preferred Stock, the highest price per share of Preferred Stock divided by the number of shares of Common Stock into which each share of Preferred Stock is convertible) in the Offer shall be valued in determining the Offer Price Per Share at the higher of (i) the valuation placed on such securities or properties by the corporation, person or other entity making such Offer or (ii) the valuation placed on such securities or properties by the Committee.

                    (c) The term "Right" shall mean a right granted under this Plan that shall entitle the holder thereof to an amount in cash equal to the Spread in the event an Offer is made.

                    (d) The term "Spread" shall mean with respect to each Right an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price Per Share over (B) the option price per Share of the Related Option, by (ii) the number of Shares with respect to which such Right is being exercised.

               (3) To exercise a Right the holder shall:

                    (a) given written notice thereof to the Company, specifying the Right being exercised and the number of Shares with respect to which such Right is being exercised.

                    (b) if requested by the Company, deliver within a reasonable time the agreement evidencing the Right being exercised and any Option agreement to which such Right relates to the Company's Secretary who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the holder.

               (4) As soon as practicable after the exercise of a Right, the Company shall pay the holder thereof in cash an amount equal to the Spread; provided, however, the Company may in its sole discretion withhold from such cash any amount necessary to satisfy the Company's obligation for Federal or state withholding taxes with respect to such exercise.

               (5) A Right may be exercised only during the period beginning on the first day following the date of expiration of the Offer and ending on the 30th day following such date; provided, that a Right may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of the exercise of the Right.

               (6) Upon the exercise of a Right, its Related Option shall be terminated to the extent of the number of Shares covered by such Option, with respect to which the Option was eligible to be exercised and with respect to which such Right was exercised; notwithstanding any other provisions of this Plan, no new Options shall be granted under this Plan with respect to such Shares.

               (7) Upon the exercise or termination of a Related Option, the Right with respect to such Related Option shall terminate to the extent of the number of Shares as to which the Option was exercised or terminated.

               (8) A Right shall be transferable only when the Related Option is transferable, and under the same conditions and shall be transferred when such Related Option is transferred.

               (9) Each Right shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement executed by the Company and the optionee receiving the Right.

               (10) The holder of a Right shall have no rights as a stockholder with respect to Shares subject to a Related Option.

               (11) Notwithstanding any provision in this Article (A) to the contrary, a Right may be exercised only after (a) the Company has been subject to the reporting requirements of section 12 of the Exchange Act, for one year and has filed all reports and statements required to be filed pursuant to that section during such year, and (b) the Right has been outstanding for six months (except in the event of the death or disability of the optionee).

               B. RESTRICTED STOCK AWARDS

               A Restricted Stock award entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives.

               Any person who is granted Restricted Stock (a "Restricted Stock Recipient") shall have no rights with respect to such Restricted Stock unless the Restricted Stock Recipient shall have accepted the Restricted Stock within 60 days (or such shorter period as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the Shares covered by the Restricted Stock and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock in such form as the Committee shall determine.

               Upon complying with the paragraph above, a Restricted Stock Recipient shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such other conditions contained in the written instrument evidencing the Restricted Stock. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in such written agreement.

               Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. Upon the termination of employment of any key employee with the Company, any subsidiary corporation and any parent corporation of the Company for any reason except death or becoming totally disabled (as described in Section 105(d)(4) of the Code), the Company shall have the right, at the discretion of the Committee, to repurchase such Restricted Stock at its purchase price, or to require forfeiture of such Restricted Stock to the Company if acquired at no cost, from the Restricted Stock Recipient or the Restricted Stock Recipient's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock).

               The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." A Restricted Stock Recipient shall also become vested in all of his or her Restricted Stock upon his or her termination of employment for reason of death or becoming totally disabled (as described in former Section 105(d)(4) of the Code).

               The written instrument evidencing Restricted Stock may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

XI.            NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

               Neither an Incentive Option nor a related Right granted hereunder shall be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder. Any Incentive Option or related Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder or by such holder's guardian or legal representative. Nonqualified Options and related rights may be transferable only to the extent authorized by the Committee in respect of a particular grant. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or related Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

XII. TERMINATION OF EMPLOYMENT

               Upon termination of employment of any key employee with the Company and all subsidiary corporations and any parent corporation of the Company, any Option or Right previously granted to the key employee shall to the extent not theretofore exercised, terminate and become null and void, except that:

                    (a) Unless otherwise determined by the Committee at grant, if any key employee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or related Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the key employee under the will of the key employee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or related Right as provided under the Plan, whichever period is shorter;

                    (b) Unless otherwise determined by the Committee at grant, if any key employee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability (as described in former Section 105(d)(4) of the Code), any Option or related Right held by such key employee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after [30] days after the date of such termination of employment or service or the expiration of the stated term of such Option or related Right, whichever period is shorter; provided, however, that, if the key employee dies within such [30] day period, any unexercised Option or related Right held by such key employee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or related Right, whichever period is shorter;

                    (c) Unless otherwise determined by the Committee at grant, if any key employee's employment with or service to the Company or any Subsidiary terminates by reason of retirement (at such age or upon such conditions as shall be specified by the Committee), any Option or related Right held by such key employee may thereafter be exercised to the extent it was exercisable at the time of such retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after [30] days after the date of such termination of employment or service or the expiration of the stated term of such Option or related Right, whichever period is shorter; provided, however, that, if the key employee dies within such [30] day period, any unexercised Option or related Right held by such key employee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or related Right, whichever period is shorter; and

                    (d) Unless otherwise determined by the Committee at grant, if any key employee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or retirement, the Option or related Right shall thereupon terminate, except that the portion of any Option or related Right that was exercisable on the date of such termination of employment may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or related Right's term if the employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee).

               In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

               If an Option or related Right granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or by equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

               For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company (or any parent or subsidiary corporation) if, at the time of the determination, the individual was an "employee" of the Company (or any parent or subsidiary corporation) for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment relationship is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the Chairman of the Board, the President, an executive vice-president or other duly authorized officer of such corporation.

               A termination of employment shall not be deemed to occur by reason of (i) the transfer of a key employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or
(ii) the transfer of a key employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary or parent corporation of the Company.

XIII.  ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

               Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option or Right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, or exchange of shares) and with respect to other dilutive or anti-dilutive events appropriate adjustments shall be made by the Committee as to the maximum number of Shares subject to the Plan available for Options, Rights or Restricted Stock, the maximum number of Shares for which Options, Rights or Restricted Stock may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under the Options, Rights or Restricted Stock, and the determination of the Committee as to these matters shall be conclusive; PROVIDED, -------- HOWEVER, that (i) any such adjustment with respect to an Incentive ------- Option and any related Right shall comply with the rules of Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an Incentive Option for purposes of Section 422A of the Code.

XIV.           RIGHT TO TERMINATE EMPLOYMENT OR DIRECTORSHIP

               The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment or directorship of any holder of any Option, Right or Restricted Stock; nor shall it impose any obligation on the part of any holder of Options, Rights or Restricted Stock to remain in the employ, or to remain a director, of the Company or of any subsidiary corporation or parent corporation thereof.

XV. PURCHASE FOR INVESTMENT; SECURITIES ACT REGISTRATION; TRANSFER OF INCENTIVE OPTION SHARES

               Except as hereafter provided, the holder of Options, Rights or Restricted Stock granted or awarded hereunder shall, upon any exercise hereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares issued or awarded hereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuance by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

               The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax withholding required by law.

XVI.           ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

               Upon any exercise of an Option or related Right which may be granted hereunder or upon the vesting of Restricted Stock which may be awarded hereunder and, in the case of an Option, payment of the purchase price in accordance with Article VI hereof, a certificate or certificates for the Shares as to which the Option or related Right has been exercised or for the Shares as to which the Restricted Stock has vested shall be issued by the Company in the name of the person exercising the Option or related Right or possessing the vested Restricted Stock and shall be delivered to or upon the order of such person or persons.

               The Company may endorse such legend or legends upon the certificates of Shares issued upon exercise of an Option or Right or the vesting of Restricted Stock granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such Shares, as such Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

               The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of such Shares in the Registration Statement.

               All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVII.  WITHHOLDING TAXES

               The Company may require a key employee exercising a Nonqualified Option or a related Right granted hereunder to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Committee shall prescribe.

XVIII.        CHANGE OF CONTROL

               Upon the occurrence of a Hostile Change of Control or a Change of Control as defined in this section:

               (i)  each   outstanding   Option   and   related   Rights   shall
          automatically become fully exercisable notwithstanding any provision to the contrary herein; and

               (ii) restrictions and conditions on all Restricted Stock awards shall automatically be deemed waived, and the recipients of such Restricted Stock awards shall become entitled to receipt of the certificates evidencing the Restricted Stock, unless the Committee (provided the Committee is composed of the persons who were members thereof prior to a Hostile Change of Control) shall otherwise expressly provide.

               A "Hostile Change in Control" means a transaction, event or election constituting a "Change in Control" (as hereinafter defined) which was not approved by at least two-thirds of the members of the Board of Directors of the Company in office immediately prior to the Change in Control.

               A "Change in Control" of the Company means and includes each and all of the following occurrences:

               (i) Any business combination, including but not limited to a merger of the Company, which has been approved by the requisite vote of the stockholders;

               (ii) The acquisition by any person or "group" of persons (as defined under Section 13(d) of the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the outstanding shares of the Company entitled to vote generally in the election of Directors;

               (iii) Individuals who at the beginning of any period beginning on or after the Effective Date of three (3) consecutive years constitute the entire Board of Directors of the Company shall for any reason during such period cease to constitute a majority thereof; or

               (iv) A change in control that would be required to be reported as such under the Exchange Act and/or the exercise by a person or group of "control" of the Company within the meaning of Section 2(9) of the Investment Company Act of 1940, as amended.

               If a Hostile Change in Control which would otherwise result in the abrogation of the hardship requirement and of the prior or simultaneous exercise of the Options requirement, will, in the nonreviewable judgment of the Committee, be deemed to constitute a "golden parachute" as same is defined under
Section 280G of the Internal Revenue Code of 1986 ("Section 280G"), the Committee shall reduce the number of Shares which may otherwise be issued as a result of the exercise of the Right, to the extent necessary to avoid Section 280G treatment as a "golden parachute." Notwithstanding such an adjustment, however, the Company makes no warranty as to the avoidance of Section 280G treatment.

XIX. LISTING OF SHARES AND RELATED MATTERS

               If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XX.  AMENDMENT OF THE PLAN

               The Board of Directors or the Committee may, from time to time, amend the Plan; PROVIDED, HOWEVER, that no amendment shall be made, without the approval of the stockholders of the Company if (i) such approval is required by the Code in respect of Incentive Options or under Rule 16b-3 with respect to any Options granted pursuant to this Plan or (ii) if such amendment would (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Article XIII; (b) materially increase the benefits accruing to the optionee under the Plan; (c) materially modify the requirements as to eligibility for participation in the Plan; (d) decrease the exercise price of an [Incentive] Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof [or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Common Stock on the date of grant thereof]; or (e) extend the term of any Option beyond that provided for in Article VIII. Notwithstanding the foregoing, amendments by the Directors or the Committee, to conform to or comply with changes in the Code or Rule 16b-3 may be adopted without stockholder approval (unless such approval is required by the Code). The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.

XXI.           TERMINATION OR SUSPENSION OF THE PLAN

               The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option, Right or Restricted Stock award may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option, Right or Restricted Stock award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options, Rights or Restricted Stock award granted prior to the termination or suspension of the Plan under Article III shall nevertheless continue after such termination or during such suspension.

[XXII.       GOVERNMENT REGULATIONS; GOVERNING LAW

               The Plan, and the grant, award and exercise of Options, Rights and Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options, Rights and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

               The Plan, such Options, Rights and Restricted Stock awards as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of Delaware, from time to time obtaining.]

XXIII.  EFFECTIVE DATE

               The Plan shall become effective at 5:00 P.M., Eastern time, on the Effective Date, the date on which the Plan is adopted, subject to approval by the stockholders of the Company on or before the first anniversary of the Effective Date.

XXIV.   EXCULPATION

               No member of the Board of Directors or the Committee, or any officer or employee of the Company acting on behalf of the Board of Directors or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of Directors or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                                                                      Appendix C

                              THE LEHIGH GROUP INC.
                           INCENTIVE COMPENSATION PLAN

                   (effective as of [________________], 1997)

                                    Article 1

                            Establishment of the Plan

               1.1 PLAN NAME. The name of the Plan is The Lehigh Group Inc. Incentive Compensation Plan."

               1.2 ESTABLISHMENT AND NAME OF THE PLAN. As of [___________], 1997, The Lehigh Group Inc. Incentive Compensation Plan (the "Plan") was established by The Lehigh Group Inc. (the "Company") to provide for the payment of certain incentive compensation to certain eligible employees of the Company.

               1.3 PURPOSES OF THE PLAN. The purposes of the Plan are to provide additional incentives to those key employees of the Company and its Subsidiaries who contribute the most to the growth and profitability of the Company and to encourage such key employees to continue as employees by making their compensation competitive with compensation opportunities in competing businesses and industries.

               The Company intends that the Plan meet the requirements of Rule 16B-3 ("Rule 16B-3") promulgated under the Securities Exchange Ace of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16B-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article 1.

                                    Article 2
                                     Funding

               2.1 FUNDING. The Plan is an unfunded employee benefit arrangement that provides benefits to a select group of employees of the Company. No assets have been or will be segregated into a trust or otherwise for purposes of paying benefits hereunder. Benefits payable under the Plan are paid as needed solely from the general assets of the Company.

               2.2 PLAN BENEFITS ARE UNSECURED. No participant shall, by virtue of the Plan, have any interests in any specific asset or assets of the Company. All benefits payable pursuant to this Plan are unsecured contractual obligations of the Company, and Participants are general creditors of the Company.

                                    Article 3
                                   Definitions

               3.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the respective meaning set forth below:

               (a) "Act: means the Securities Act of 1933, as amended from time to time.

               (b) "Board" means the board of directors of the Company.

               (c) "Cause" means (i) the willful failure or refusal of the Participant to perform the duties or render the services assigned to him from time to time by the Board (except during reasonable vacation periods or sick leave), (ii) gross misconduct by the Participant in the performance of his duties as an employee of the Company or a Subsidiary, (iii) the charging or indictment of the Participant, for his connection with a felony, (iv) the association, directly or indirectly, of the Participant, for his profit or financial benefit, with any person, firm, partnership, association, entity or corporation that competes, in any material way, with the Company, (v) the disclosing or using of any material trade secret or confidential information of the Company or a Subsidiary at any time by the Participant, except as required in connection with his duties to the Company, (vi) the breach by the Participant of his fiduciary duty or duty of trust to the Company, or (vii) any breach by the Participant of any of the terms or provisions of any employment agreement between the Company or a Subsidiary and the Participant, which breach is not cured within ten (10) business days of notice by the Company or Subsidiary, as the case may be.

               (d) "Committee" means the Compensation Committee of the Board or any other committee that may be designated by the full Board to administer this Plan; [provided, however, that each such committee shall consist solely of two or more directors, each of whom is a Non-Employee Director within the meaning of Rule 16b- 3(b)(3)(i) promulgated under the Exchange Act and shall also be an "outside director" under Section 162(m) of the Code.]

               (e) "Common Stock" means the Company's common stock, par value $.001 per share.

               (f) "Compensation" means the annual base salary of the Participant, inclusive of any salary payments contributed by such Participant to any employee benefit plan or otherwise deferred, but exclusive of the value of any fringe benefits and of any bonuses of any actual or targeted payments under this Plan or any other incentive or bonus plan or program maintained by the Company from time to time.

               (g) ["Conversion Formula" means dividing an amount by fifty percent (50%) of the lesser of (i) the average of the high and low Market Values for the Common Stock during the preceding Fiscal Year, and (ii) the Market Value on the last trading day of such preceding Fiscal Year.]

               (h) "Fiscal Year" means the year ended December 31, or such other fiscal year as may be adopted by the Company from time to time.

               (i) "Market Value" on any date of reference shall mean the Closing Price of the Common Stock, on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on the New York Stock Exchange ("NYSE"), the closing or last reported sale price of Common Stock on the NYSE, as reported in any newspaper of general circulation, or, if not so listed or admitted on the NYSE, the closing or last reported sale price of Common Stock on the American Stock Exchange ("AMEX"), as reported in any newspaper of general circulation, or, if not so listed or admitted on NYSE or AMEX, on any United States national securities exchange, or if actual transactions are otherwise reported, on a consolidated transaction reporting system, the closing or last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is not so listed or admitted for trading, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

               (j) "Earnings Per Share" means the earnings per share, computed in accordance with generally accepted accounting principles, as determined by the Company's independent certified public accountants and after giving effect to any and all expenses and other charges to be recognized in the applicable Fiscal Year by reason of this Plan and the payments and issuances of Common Stock required pursuant hereto. Once determined and used for purposes of establishing the bonuses payable hereunder, Earnings Per Share shall not be adjusted for any restatement of prior years' earnings.

               (k) "Participant" means any officer of the Company or any of its Subsidiaries who is selected or approved by the Committee, in its sole discretion, to receive incentive compensation hereunder with respect to one or more Fiscal Years. The Committee will inform such employees in writing of their status as Participants under the Plan. No member of the Committee shall be eligible to participate in the Plan. Notwithstanding anything herein to the contrary, an employee shall be a Participant hereunder only with respect to the Fiscal Year(s) specified in writing by the Committee, and there is no requirement that a Participant for any Fiscal Year be designated as a Participant for any subsequent Fiscal Year. Except as expressly provided in
Section 8.8 hereof, each selected Participant must be an employee of the Company at the end of the Fiscal Year in order to receive the bonuses in Article 4 hereof with respect to such year.

               (l) "Subsidiary" means any corporation, partnership or other organization the majority of the outstanding voting stock or voting power of which is owned, directly or indirectly, by the Company.

               3.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and neuter, and the definition of any term herein used in the singular may also include the plural.

                                    Article 4
                                Mandatory Bonuses

               4.1 COMMON STOCK AND 10% CASH BONUS. For each Year in which the Company achieves Earnings Per Share equal to or in excess of the target amount of Earnings Per Share established for such Fiscal Year by the Committee pursuant to Section 5.4 hereof ("Target Earnings Per Share"), each Participant for such Fiscal Year shall receive (a) a cash bonus in an amount equal to ten percent (10%) of such Participant's Compensation for such Fiscal Year (the "10% Cash Bonus") and (b) the number of whole shares of Common Stock determined by applying the Conversion Formula to thirty percent (30%) of such Participant's Compensation for such Fiscal Year: provided, however, that the maximum number of Bonus Shares that may be awarded under the Plan to any individual in any calendar year shall not exceed 100,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. Fractional shares shall be paid in cash based on the Market Value for the Common Stock on the last day of such Fiscal Year. The shares of Common Stock required to be delivered to a Participant pursuant of this Section 4.1 are sometimes referred to herein as the "Bonus Shares".

               4.2 ADDITIONAL CASH BONUS. Within five business days of the Company's delivery to Participant of Bonus Shares pursuant to Sections 4.1 and
7.1. hereof, the Company shall pay to such Participant the 10% Cash Bonus and a cash bonus (the "Additional Cash Bonus") in an amount equal to the result obtained by dividing (A) the product of (i) fifty percent (50%), multiplied by
(ii) the Market Value of the Bonus Shares on the day preceding delivery of such shares, multiplied by (iii) the Participant Tax Rate (as hereinafter defined) for the year in which the Additional Cash Bonus is to be paid, by (B) one minus the Participant Tax Rate for the year in which the Additional Cash Bonus is to be paid.

               4.3 CONTINGENT CASH BONUS. If at any time after delivery of Bonus Shares, a Participant is required to pay an additional federal income tax, penalties and/or interest (an "Additional Assessment") by reason of the Internal Revenue Service asserting that the actual fair market value of such Bonus Shares exceeds the product of (i) fifty percent (50%) multiplied by (ii) the Market Value, on the date of delivery, of such Bonus Shares then the Company shall pay to such Participant an additional cash bonus in an amount equal to the result obtained by dividing (A) the Additional Assessment, by (B) one minus the Participant Tax Rate for the year in which such payment is to be made.

               4.4 PARTICIPANT TAX RATE. For purposes hereof, the term "Participant Tax Rate" means the actual marginal combined federal and state income tax rate applicable to a Participant in the year in which a payment is to be made, expressed as a decimal and as estimated by the Company in good faith.

                                    Article 5
                               Plan Administration

               5.1  GENERAL.  The  Committee  shall  administer  the  Plan.  The
Committee has the authority to control and manage the administration and operation of the Plan, which shall include, but not be limited to, the authority to (i) amend the Plan in accordance with Section 6.1 hereof, (ii) from time to time as it may deem appropriate, determine those persons that are Participants in the Plan, (iii) interpret the Plan, and (iv) adopt such rules and regulations under the Plan as it deems appropriate; provided, however, that no interpretation, rule or regulation shall be inconsistent with the provisions or stated purposes of the Plan.

               5.2 ASSISTANCE. The Committee may engage the services of other persons to render advice with regard to its responsibilities under the Plan and to assist it in the administration of the Plan. These persons may include, but not be limited to, accountants, attorneys and consultants.

               5.3   FINALITY   AND   METHOD   OF   COMMITTEE   DECISIONS.   Any
determination, decision or action of the Committee with respect to the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all claiming under or through the Participants. Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting, or (ii) without a meeting by the unanimous written approval of the members of the Committee.

               5.4 SPECIFIC DETERMINATIONS OF COMMITTEE. Not later than March 15 of each Fiscal Year, the Committee, for purposes of administering the Plan, shall meet and determine and approve (i) the Target Earnings Per Share for Such Fiscal Year (and, at the option of the Committee, any subsequent Fiscal Year), and (ii) the Participants for such Fiscal Year (unless otherwise required by any contractual obligation of the Company).

                                    Article 6
                            Amendment and Termination

               6.1 AMENDMENT. The Committee shall have the right at any time and from time to time to alter, modify or amend (in whole or in part) any or all of the provisions of the Plan as it may deem appropriate in its sole discretion; provided, however, that no amendment or modification may diminish any right of any Participant with respect to the Fiscal Year in which such amendment or modification has been adopted.

               6.2 TERMINATION. The Plan shall terminate on December 31, _____ except for the delivery of shares of Common Stock and/or cash due to Participants with respect to the Fiscal Year in which such termination date is included. Any decision to offer this or any other similar plan in the future, and to seek stockholder approval thereof, is within the sole discretion of the Board, and will be made at such time and upon such terms as the Board deems to be in the best interest of the Company and its employees.

                                    Article 7
                            Issuance of Common Stock

               7.1 TIME OF DELIVERY. Stock certificates evidencing the Bonus Shares to be delivered pursuant to Article 4 hereof shall be delivered on, and dated, March 15 (or, if not a business day, the next business day following) of the year immediately subsequent to the Fiscal Year to which the Bonus Shares relate.

               7.2 CONDITIONS TO ISSUANCE. As a condition of any issuance of Shares pursuant to this Plan, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with the Act or any other Federal or state securities law or regulation including, but not limited to, such Participant representing and warranting that such Participant is acquiring the Common Stock awarded hereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Common Stock shall be made only pursuant to either
(a) a Registration Statement on an appropriate form under the Act, which Registration Statement has become effective and is current with regard to the Common Stock being sold, or (b) a specific exemption from the registration requirements of the Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Common Stock, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto.

               7.3 RIGHTS AS A STOCKHOLDER. No Participant shall have rights as a stockholder with respect to any shares of Common Stock to be delivered pursuant to this Plan until such shares have actually been delivered.

               7.4 REGISTERED HOLDER. Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or if the Participant has designated a beneficiary in accordance with Section
8.1 hereof, by written notice to the Company at least ten (10) business days prior to the delivery of such shares, in the name of the beneficiary for such Participant.

                                    Article 8
                                  Miscellaneous

               8.1 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash due to the Participant under the Plan in the event of such Participant's death prior to delivery to him of such shares and cash. Such designation of beneficiary may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares of Common Stock and cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and cash to the executor or administrator of the estate of the Participant. The Company shall not be liable for any distribution made of such shares and cash contrary to the provision of any will or other testamentary disposition made by such Participant, or because of the provisions of law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire an interest in the shares of cash due to the Participant under the Plan.

               8.2 LEGAL PROCEEDINGS. The Company will pay all reasonable attorneys' and other related legal fees and expenses incurred by any Participant in any legal proceeding brought to enforce his rights hereunder if and only if the Participant prevails in such action.

               8.3 WITHHOLDING OF TAXES. To the extent required by law, the Company may withhold any federal, state, or local taxes from all cash payments made under the Plan, including FICA taxes. In the case of payments in Common Stock, the Participant or other person receiving such Common Stock shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Common Stock.

               8.4 NO RIGHT TO CONTINUING EMPLOYMENT OR BENEFITS. The Plan does not constitute and shall not be deemed a contract of employment. Participant in the Plan does not give any Participant the right to be retained in the employ of the Company.

               8.5 PLAN BENEFITS MAY NOT BE ASSIGNED. No Participant may assign, pledge, transfer, encumber or otherwise alienate any interest or benefit in this Plan prior to actual receipt thereof except (i) to the extent of a designation of a beneficiary pursuant to Section 8.1 hereof, or (ii) in the absence of such designation or if such beneficiary does not survive the Participant, by will or under the laws of descent and distribution, and any attempt to do so will be null and void.

               8.6 GOVERNING LAW. This Plan shall be governed by and construed under the laws of the State of [Delaware].

               8.7 EXPENSES. All expenses of administering the Plan shall be borne by the Company.

               8.8 TERMINATION OF EMPLOYMENT.

                    (a) If, prior to the end of the any Fiscal Year, a Participant's employment terminates by reason of (i) death, (ii) retirement [at age 62 or thereafter], (iii) total and permanent disability (as determined under the applicable insurance plan), or (iv) the Company's termination of the Participant without Cause, and the Participant would have subsequently become entitled to receive Bonus Shares with respect to such Fiscal Year if his employment had not terminated, delivery of the Bonus Shares and payment of the 10% Cash Bonus and Additional Cash Bonus shall nonetheless be made if the Participant shall have been an active, full-time employee for a period of at least two years preceding such termination.

                    (b) If a Participant's employment terminates when he is not entitled to receive Bonus Shares under the Plan pursuant to the preceding clause (a), his rights to receive Bonus Shares, the 10% Cash Bonus and Additional Cash Bonus shall be forfeited unless the Committee shall determine otherwise in its sole discretion.

                        PROXY FOR HOLDERS OF COMMON STOCK
                              THE LEHIGH GROUP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             SPECIAL MEETING OF STOCKHOLDERS -- ______________, 1997

               The undersigned hereby appoints Salvatore J. Zizza and Robert A. Bruno, and each of them, proxies of the undersigned with full power of substitution to vote all of the undersigned's Common Stock, par value $ .001 per share (the "Common Stock"), as indicated hereon, of THE LEHIGH GROUP INC.
("Lehigh") at the Special Meeting of Stockholders to be held ____________, _____________, 1997 at _______________________________ and at any adjournments thereof, upon all matters that may properly come before the Special Meeting, including the matters described in the Proxy Statement furnished herewith, subject to the directions indicated below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1. The 1-for-30 reverse stock split (the "Reverse Split") of the Common Stock of Lehigh.

                  FOR     /  /     AGAINST     /   /       ABSTAIN    /   /

2. The approval of the The Lehigh Group Inc. Stock Option, Stock Appreciation Rights and Restricted Stock Plan.

                  FOR     /  /     AGAINST     /   /       ABSTAIN    /   /

3.       The approval of the The Lehigh Group Inc. Incentive Compensation Plan.

                  FOR     /  /     AGAINST     /   /       ABSTAIN    /   /
4. The transaction of such other business as may properly come before the meeting.

PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING     /    /


          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

          All as set forth in the Proxy Statement for this Special Meeting of Stockholders.

          Dated _____________________________, 1997

          ___________________________________  (L.S.)

          ___________________________________  (L.S.)
          Signature of Stockholder(s)

          Please sign your name as it appears on this Proxy. If executed by a corporation a duly authorized officer should sign.
          Partners, executors, trustees, guardians or attorneys should so indicate when signing. If shares are held jointly, EACH holder should sign.

            PROXY FOR HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK
                              THE LEHIGH GROUP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             SPECIAL MEETING OF STOCKHOLDERS -- ______________, 1997

               The undersigned hereby appoints Salvatore J. Zizza and Robert A. Bruno, and each of them, proxies of the undersigned with full power of substitution to vote all of the undersigned's Series A Convertible Preferred Stock, par value $ .001 per share, as indicated hereon, of THE LEHIGH GROUP INC. ("Lehigh") at the Special Meeting of Stockholders to be held ____________, _____________, 1997 at _______________________________ and at any adjournments thereof, upon all matters that may properly come before the Special Meeting, including the matters described in the Proxy Statement furnished herewith, subject to the directions indicated below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1. The 1-for-30 reverse stock split (the "Reverse Split") of the Common Stock, par value $.001 per share, of Lehigh.


                  FOR     /  /     AGAINST     /   /       ABSTAIN    /   /

2. The approval of the The Lehigh Group Inc. Stock Option, Stock Appreciation Rights and Restricted Stock Plan.


                  FOR     /  /     AGAINST     /   /       ABSTAIN    /   /

3.        The approval of the The Lehigh Group Inc. Incentive Compensation Plan.



                  FOR     /  /     AGAINST     /   /       ABSTAIN    /   /
4. The transaction of such other business as may properly come before the meeting.

PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING     /    /

          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

          All as set forth in the Proxy Statement for this Special Meeting of Stockholders.

          Dated _____________________________, 1997

          ___________________________________  (L.S.)

          ___________________________________  (L.S.)
          Signature of Stockholder(s)

          Please sign your name as it appears on this Proxy. If executed by a corporation a duly authorized officer should sign.
          Partners, executors, trustees, guardians or attorneys should so indicate when signing. If shares are held jointly, EACH holder should sign.

                        -2-